UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2025

Cosmos Health Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 AGIOU GEORGIOU, Pilea, Thessaloniki, Greece	55438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 17, 2025, Cosmos Health Inc., a Nevada corporation (the “Company”), issued a press release announcing its financial results for the quarter and nine months ended September 30, 2025. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference in this Item 2.02.

ITEM 7.01 REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference in this Item 7.01.

In accordance with General Instruction B.2 to Form 8-K, the information set forth in the Items 2.02 and 7.01 and in Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in that filing.

By furnishing this Current Report on Form 8-K, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including the statements made in Items 2.02 and 7.01 above and in Exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Cosmos Health Inc., dated November 17, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HEALTH INC.

Date: November 17, 2025	By:	/s/ Georgios Terzis
Georgios Terzis
Chief Financial Officer

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